July 13, 1995




Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, NW
Stop 1-4
Washington, D.C. 20549-1004

Attention:  Filing Desk

RE:   Thiokol Corporation
      Commission File No. 1-6179
      Current Report on Form 8-K dated July 13, 1995

Ladies/Gentlemen:

This Form 8-K is being filed electronically on EDGAR pursuant to Item 5, Other Events.

Sincerely,

s/Edwin M. North
- ---------------------------
Edwin M. North

EMN/dch

Enclosures

cc:   New York Stock Exchange (w/manually signed copy of report)
      Chicago Stock Exchange (w/manually signed copy of report)

                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                _________

                                FORM 8-K

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     July 13, 1995


                          Thiokol Corporation
______________________________________________________________________
       (Exact name of registrant as specified in its charter)


                               Delaware
______________________________________________________________________
          (State or other jurisdiction of incorporation)


      1-6179                                     36-2678716
_______________________               _______________________________
Commission File Number               (IRS Employer Identification No.)


2475 Washington Boulevard, Ogden, Utah               84401-2398
______________________________________________________________________
(Address of principal executive offices)             (Zip Code)


                                  (801) 629-2000
                          _____________________________
                          Registrant's Telephone Number





                      ITEM 5 - OTHER EVENTS



News Release                                       July 13, 1995


THIOKOL TO COLLECT TAX REFUND


OGDEN, UTAH -- Thiokol Corporation announced today that the
Internal Revenue Service (IRS) has finalized its audit of tax years 1983-1985, resulting in a refund of taxes and accrued interest of approximately $65 million in cash. The effect on net income for fiscal 1995 which ended June 30 is approximately $44.5 million or $2.37 per share. The remaining amounts, which relate to timing issues, will be retained to pay corresponding tax and interest liabilities as amounts come due.

James R. Wilson, President and CEO of Thiokol stated, "We are pleased to conclude favorably this lengthy tax audit process. This infusion of cash, combined with our present strong financial position, allows an increased flexibility in implementing our strategy of funding internal growth, making acquisitions to broaden our business base and the previously announced share repurchase program."

Thiokol is currently in discussions with the IRS for tax years 1986-1989. Based upon preliminary understandings, additional tax refunds and interest may be received by the Company for these years. However, the refunds are not anticipated to be as large for the years currently under review. Such interest and a portion of the taxes refunded will be recognized as income when the audits are finalized.

Thiokol Corporation (TKC-NYSE) is a major producer of solid propulsion systems, ordnance and composite products for the space and defense industries, and high-technology, proprietary fastening systems.

                       (END NEWS RELEASE)

                            SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THIOKOL CORPORATION
                                              (Registrant)



Dated: July 13, 1995           By:            s/Edwin M. North
                                    ---------------------------------
                                               Edwin M. North
                                                  Secretary